UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2026

Apartment Investment and Management Company

(Exact name of Registrant as Specified in Its Charter)

Maryland	1-13232	84-1259577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4582 South Ulster Street Suite 1450
Denver, Colorado		80237
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 833 373-1300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock (Apartment Investment and Management Company)	AIV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

Apartment Investment and Management Company (“Aimco”) held its 2026 Annual Meeting of Stockholders on June 10, 2026, at its corporate headquarters, located at 4582 South Ulster Street, Suite 1450, Denver, CO, 80237. Aimco’s stockholders considered three proposals, each of which is described in more detail in Aimco’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 24, 2026. On the record date of April 22, 2026, there were 143,856,183 shares of Aimco’s Common Stock issued and outstanding and eligible to vote. The final voting results are reported below.

1. Proposal 1: Election of nine directors, for a term of one year each, to serve until the 2027 annual meeting of stockholders and until their successors are duly elected and qualified. Aimco’s stockholders elected each of the nine nominees for director, and the voting results are set forth below:

	For	Against	Abstentions	Broker Non-Votes
Wes Powell	107,005,634	106,237	21,425	15,408,377
Quincy L. Allen	106,738,480	378,746	70,070	15,408,377
Patricia L. Gibson	106,862,564	255,290	69,442	15,408,377
Jay Paul Leupp	106,921,111	196,145	70,040	15,408,377
Sherry L. Rexroad	106,769,434	348,407	69,455	15,408,377
Deborah Smith	106,730,059	387,846	69,391	15,408,377
R. Dary Stone	106,864,208	303,175	19,913	15,408,377
James P. Sullivan	106,922,513	245,570	19,213	15,408,377
Kirk A. Sykes	106,786,582	381,492	19,222	15,408,377

2. Proposal 2: The selection of Grant Thornton LLP as Aimco’s independent registered accounting firm for the 2026 fiscal year was ratified as follows:

For	Against	Abstentions	Broker Non-Votes
122,448,341	44,640	102,692	—

3. Proposal 3: Advisory vote to approve the compensation of executive officers disclosed in Aimco’s proxy statement. Aimco’s stockholders gave advisory approval of the executive compensation program, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
105,737,910	1,060,791	388,595	15,408,377

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

Date:	June 10, 2026	By:	/s/ H. Lynn C. Stanfield
H. Lynn C. Stanfield Executive Vice President and Chief Financial Officer